WTL/1024009981/Marina Bay Sands Pte. Ltd. – Amendment Letter for Schedule 9 (Repayment Schedule)
Exhibit 10.4
To: Marina Bay Sands Pte. Ltd., as Borrower
From:DBS Bank Ltd., as Agent
Date:3 April 2025
Dear Sirs
Marina Bay Sands Pte. Ltd.
S$12,000,000,000 Facility Agreement dated 21 Feb 2025
(the “Facility Agreement”)
1.We refer to the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this letter unless given a different meaning in this letter.
2.In accordance with paragraph (a) of Clause 36.1 (Required consents) of the Facility
Agreement and on the terms and subject to the conditions set out in this letter, we have agreed with you on the following amendments to the Facility Agreement to cure an editorial error, defect and/or inconsistency:
(a)deleting Part I of Schedule 9 (Repayment Schedule) of the Facility Agreement in its
entirety and replacing it as follows:
Part I
Repayment Schedule for the Facility A Loan

Facility A Repayment Date	Facility A Repayment Instalment
3 months after the Closing Date being 31 May 2025	0.50 per cent.
6 months after the Closing Date being 31 August 2025	0.50 per cent.
9 months after the Closing Date being 30 November 2025	0.50 per cent.
12 months after the Closing Date being 28 February 2026	0.50 per cent.
15 months after the Closing Date being 31 May 2026	0.50 per cent.
18 months after the Closing Date being 31 August 2026	0.50 per cent.
21 months after the Closing Date being 30 November 2026	0.50 per cent.
24 months after the Closing Date being 28 February 2027	0.50 per cent.
27 months after the Closing Date being 31 May 2027	0.50 per cent.
30 months after the Closing Date being 31 August 2027	0.50 per cent.
33 months after the Closing Date being 30 November 2027	0.50 per cent.
36 months after the Closing Date being 29 February 2028	0.50 per cent.
39 months after the Closing Date being 31 May 2028	0.50 per cent.

WTL/1024009981/Marina Bay Sands Pte. Ltd. – Amendment Letter for Schedule 9 (Repayment Schedule)

42 months after the Closing Date being 31 August 2028	0.50 per cent.
45 months after the Closing Date being 30 November 2028	0.50 per cent.
48 months after the Closing Date being 28 February 2029	0.50 per cent.
51 months after the Closing Date being 31 May 2029	0.50 per cent.
54 months after the Closing Date being 31 August 2029	0.50 per cent.
57 months after the Closing Date being 30 November 2029	0.50 per cent.
60 months after the Closing Date being 28 February 2030	0.50 per cent.
63 months after the Closing Date being 31 May 2030	0.50 per cent.
66 months after the Closing Date being 31 August 2030	0.50 per cent.
69 months after the Closing Date being 30 November 2030	0.50 per cent.
72 months after the Closing Date being 28 February 2031	0.50 per cent.
75 months after the Closing Date being 31 May 2031	16.00 per cent.
78 months after the Closing Date being 31 August 2031	16.00 per cent.
81 months after the Closing Date being 30 November 2031	16.00 per cent.
Facility A Termination Date being 29 February 2032	40.00 per cent.
(b)deleting Part II of Schedule 9 (Repayment Schedule) of the Facility Agreement in its
entirety and replacing it as follows:
Part II
Repayment Schedule for Facility C Loans

Facility C Repayment Date	Facility C Repayment Instalment
63 months after the Closing Date being 31 May 2030	0.50 per cent.
66 months after the Closing Date being 31 August 2030	0.50 per cent.
69 months after the Closing Date being 30 November 2030	0.50 per cent.
72 months after the Closing Date being 28 February 2031	0.50 per cent.
75 months after the Closing Date being 31 May 2031	10.00 per cent.
78 months after the Closing Date being 31 August 2031	24.00 per cent.
81 months after the Closing Date being 30 November 2031	24.00 per cent.
Facility C Termination Date being 29 February 2032	All balance Facility C Loans then outstanding

WTL/1024009981/Marina Bay Sands Pte. Ltd. – Amendment Letter for Schedule 9 (Repayment Schedule)
3.The amendments in paragraph 2 above shall take effect on and from the date of this letter.
4.Except to the extent expressly amended by the provisions of this letter:
(a)the terms and conditions of each Finance Document are hereby confirmed and shall remain in full force and effect; and
(b)nothing in this letter shall be construed or take effect as a waiver or release of any right or remedy that any of the Finance Parties have under any Finance Document or any other instruments and agreements executed, delivered or entered into thereunder or pursuant thereto or otherwise.
5.You represent, warrant and confirm to us (as agent of the other Finance Parties) on the date hereof:
(a)the Security created by the Security Documents extends to the liabilities and obligations of the Obligors under the Facility Agreement (as amended pursuant to this letter) and the Intercreditor Agreement and that the obligations of the Obligors arising under or in connection with this letter constitute obligations secured under the
Security Documents; and
(b)the Security created or conferred under the Security Documents to which you are a party continue in full force and effect on the terms of the respective Security
Documents.
6.You make the Repeating Representations of the Facility Agreement on the date of this letter, by reference to the facts and circumstances then existing, but as if references in the
Repeating Representations of the Facility Agreement to “the Transaction Documents”
includes this letter.
7.This letter is designated a Finance Document.
8.Unless expressly provided to the contrary in this letter, a person who is not a party to this letter has no right under the Contracts (Rights of Third Parties) Act 2001 of Singapore to
enforce or enjoy the benefit of any term of this letter. Notwithstanding any term of this letter, the consent of any third party is not required for any variation (including any release or compromise of any liability under) or termination of this letter.
9.This letter may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.
10.This letter is governed by Singapore law.

WTL/1024009981/Marina Bay Sands Pte. Ltd. – Amendment Letter for Schedule 9 (Repayment Schedule)
Yours faithfully
For and on behalf of
DBS BANK LTD.
(as Agent)
By:/s/ Chan Kim Lim
Name:Chan Kim Lim
Title:Senior Vice President
By:/s/ Yap Boon Lee
Name:Yap Boon Lee
Title:Vice President

WTL/1024009981/Marina Bay Sands Pte. Ltd. – Amendment Letter for Schedule 9 (Repayment Schedule)
Accepted and agreed
MARINA BAY SANDS PTE. LTD.
(as Borrower)
By:/s/ Faris Alsagoff
Name:Faris Alsagoff
Title:Senior Vice President & General Counsel, Member of the Board of Directors